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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): FEBRUARY 14, 2003


                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-12733                                        41-1746238
(Commission File Number)                   (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
              (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

        On February 14, 2003, the Registrant issued a press release disclosing its results for the fourth quarter and year ending December 31, 2002. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

          99.1 Press release dated February 14, 2003 - Tower Automotive Reports Higher Fourth Quarter and Year-End Results; Provides Outlook for 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               TOWER AUTOMOTIVE, INC.



Date:  February 14, 2003       By: /s/ Ernest T. Thomas
                                   ----------------------------------------
                               Name: Ernest T. Thomas
                               Title: Chief Financial Officer and Treasurer
                               (Principal Accounting and Financial Officer)